Exhibit 99.2

                                                                  EXECUTION COPY



===============================================================================






                         AAMES INVESTMENT CORPORATION,

                                   as SELLER


                                      and


                                 CWABS, INC.,

                                 as PURCHASER


                 MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

                            Dated as of May 1, 2005


                    Aames Mortgage Investment Trust 2005-2
                     Mortgage Backed Notes, Series 2005-2









===============================================================================

                               TABLE OF CONTENTS

                 MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

                                                                         Page



RECITALS .................................................................1




AGREEMENT.................................................................2


1.   Purchase and Sale of Mortgage Loans..................................2
2.   Representations and Warranties.......................................4
3.   Survival of Representations..........................................8
4.   Repurchase, Purchase or Substitution of Mortgage Loans...............8
5.   Covenants............................................................8
6.   Successors and Assigns, Additional Information.......................9
7.   Indemnification......................................................9
8.   Notices.............................................................10
9.   Representations and Indemnities to Survive..........................10
10.  Miscellaneous.......................................................10
11.  Severability of Provisions..........................................10
12.  Binding Nature of Agreement; Assignment.............................11
13.  Entire Agreement....................................................11
14.  Benefits of Agreement...............................................11


SCHEDULE I - MORTGAGE LOAN SCHEDULE.....................................I-1
SCHEDULE II -MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES..............II-1




                                       I

                MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

     This Mortgage Loan Purchase and Assignment Agreement (the "Agreement") dated as of May 1, 2005, is executed on the Closing Date (as defined below) by and between CWABS, Inc., a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the "Purchaser") and Aames Investment Corporation, a Maryland corporation organized as a real estate investment trust, as seller (the "Seller" or the "Company").

     The Purchaser and the Seller hereby recite and agree as follows:

                                   RECITALS

     1. Schedule I attached hereto and made a part hereof lists certain conventional, fixed and adjustable rate, first lien residential mortgage loans (collectively, the "Mortgage Loans") owned by the Seller that the Seller desires to sell, without recourse, to the Purchaser.

     2. The Seller desires to sell, without recourse, all of its right, title and interest in and to the Mortgage Loans (other than its rights as owner of the servicing rights under the Transfer and Servicing Agreement) to the Purchaser, and to transfer all of its obligations thereunder to the Purchaser pursuant to this Agreement.

     3. The Purchaser desires to purchase such Mortgage Loans, and the Purchaser intends immediately thereafter to transfer all of its right, title and interest in and to the Mortgage Loans pursuant to the terms of a transfer and servicing agreement dated as of May 1, 2005 (the "Transfer and Servicing Agreement"), by and among the Seller, as seller, the Purchaser, as depositor, Wells Fargo Bank, N.A., as trust administrator and master servicer (in such capacity, the "Master Servicer"), Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee"), Aames Capital Corporation, as servicer, and Aames Mortgage Investment Trust 2005-2 (the "Issuer" or the "Trust").

     4. The Trust shall issue the Mortgage Backed Notes, Series 2005-2, Class 1A1, Class 1A2, Class 1A3, Class 2A1, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class B3 and Class B4 Notes (collectively, the "Notes").

     5. The Notes (other than the Class B4 Notes) will be offered and sold by Countrywide Securities Corporation ("Countrywide"), Citigroup Global Markets Inc. ("Citigroup"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Greenwich Capital Markets, Inc. ("Greenwich"), Credit Suisse First Boston LLC ("CSFB"), Friedman, Billings, Ramsey & Co., Inc. ("FBR"), Lehman Brothers Inc. ("LBI") and Morgan Stanley & Co. Incorporated ("Morgan Stanley," and, together with Citigroup, Countrywide, Bear Stearns, Greenwich, CSFB, FBR and LBI, the "Underwriters") pursuant to the terms and conditions of an underwriting agreement among the Purchaser and the Underwriters dated May 25, 2005 (the "Underwriting Agreement"), through the use of a prospectus supplement dated May 25, 2005 (the "Prospectus Supplement"), and the related prospectus dated October 25, 2004 (the "Base Prospectus" and, together with the Prospectus Supplement, the "Prospectus").

     6. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Transfer and Servicing Agreement.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Purchase and Sale of Mortgage Loans.

        (a) Concurrently with the execution and delivery hereof on May 31, 2005 (the "Closing Date"), the Seller hereby sells, assigns, transfers and otherwise conveys to the Purchaser, without recourse, all of its right, title and interest (other than any servicing rights relating to the Mortgage Loans) in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than any such payments that were due on or prior to such date) and all payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to any related escrow account and all amounts from time to time credited to and the proceeds of such account, the Seller's rights under any insurance policies related to the Mortgage Loans and the proceeds thereof and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

        (b) The Seller further agrees, at its own expense, on or prior to the Closing Date, (i) to indicate in its books and records that the Mortgage Loans have been sold to the Issuer, as assignee of the Purchaser and (ii) to deliver to the Purchaser a data file in the form of Schedule I containing a true and complete list of all such Mortgage Loans (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule shall conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" in the Transfer and Servicing Agreement. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Purchaser (or its designee) each Mortgage File relating to the Mortgage Loans in the manner set forth in Section 2.01 of the Transfer and Servicing Agreement. In the case of Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the execution of this Agreement, the Seller, in lieu of delivering the related Mortgage Files, shall herewith deliver to the Purchaser an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account have been so deposited. The Seller hereby covenants not to take any action inconsistent with the ownership interest of the Purchaser or its assignee and any subsequent assignee or pledgee in the Mortgage Files.

        (c) The Purchaser and the Seller intend that on the Closing Date the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans, without recourse. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the

Seller. However, in the event that the Mortgage Loans are held to be property of the Seller, or if this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in this Section 1 shall be deemed to be a grant by the Seller to the Purchaser, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including without limitation the Mortgage Notes, the Mortgages, any related insurance policies, the Seller's security interest in any collateral pledged to secure the Mortgage Loans with respect to the Mortgage Loans and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property constituting part of the assets of the Trust, arising from or relating to (A) the Mortgage Loans (other than any servicing rights relating to the Mortgage Loans), including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Qualifying Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) all amounts payable on or after the Cut-off Date (other than any such payments that were due on or prior to such date) to the holders of the Mortgage Loans in accordance with the terms thereof; (D) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; and (E) all cash and non-cash proceeds of any of the foregoing;
(iii) the possession or control by the Indenture Trustee or any agent of the Indenture Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by the Purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-312 or 9-313 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Indenture Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means the rights of the Purchaser under this Agreement. The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser at least two months prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser's security interest in or lien on the Mortgage Loans.

        Notwithstanding the foregoing provisions of this Section 1, (i) the Seller, as a servicer of the Mortgage Loans, shall retain the servicing rights (including, without limitation, primary servicing) with respect to the Mortgage Loans, and rights to receive servicing fees, servicing income, reimbursement for advances made in respect of such Mortgage Loans and other payments made as compensation for such servicing subject to the Transfer and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which the Seller grants a security interest in favor of the Purchaser pursuant to the immediately preceding paragraph, nor are the Servicing Rights included in the assets being sold pursuant to this Agreement.

        (d) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees on the Closing Date
(i) to pay to the Seller by transfer of immediately available funds, an amount equal to $1,129,034,356, which is net of (A) an amount of $145,000 representing the current Securities and Exchange Commission registration statement fees for the amount of Notes issued on the Closing Date and offered publicly pursuant to the Prospectus and (B) the underwriting discount, (ii) to deliver to the Seller the Class B4 Notes and (iii) to transfer to the Seller or one of its Affiliates on the Closing Date the Ownership Certificate (together, the "Purchase Price"). The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, upfront payments due to the Cap Counterparty in respect of the Interest Rate Cap Agreements, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of Sidley Austin Brown & Wood LLP, fees of the rating agencies requested to rate the Notes, accountant's fees and expenses, Custodian fees, loan level due diligence fees, the fees and expenses of the Indenture Trustee and the Owner Trustee, the fees (other than any fees to which the Master Servicer is entitled pursuant to the Transfer and Servicing Agreement) and expenses of the Master Servicer and Trust Administrator and other out-of-pocket costs, if any.

        2. Representations and Warranties.

          (a) The Seller hereby represents and warrants to the Purchaser that, as of the date of this Agreement:

              (i) The Company is a Maryland corporation, duly organized validly existing and in good standing under the laws of the State of Maryland, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company;

              (ii) The Company has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

              (iii) The Company has been organized in conformity with the requirements for qualification as a REIT; the Company has filed an election to be treated as a REIT for federal income tax purposes; and the Company currently qualifies as, and it proposes to operate in a manner that will enable it to continue to qualify as, a REIT;

              (iv) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

              (v) Neither the execution and delivery of this Agreement, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or constitute a default under or result in the acceleration of payment under any material agreement, indenture or loan or credit agreement or other material instrument to which the Company or its property are subject;

              (vi) The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

              (vii) Other than those matters which are disclosed in the Prospectus Supplement under the caption "Risk Factors--Aames Financial Corporation is Subject to Class Action Litigation and Investigations by Governmental Agencies, the Unfavorable Outcome of which Could Adversely Affect the Seller's or the Servicer's Business," there is no action, suit, proceeding or investigation pending or, to the knowledge of the Seller, threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

              (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the

        Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

              (ix) The selection of the Mortgage Loans was not made in a manner so as to affect adversely the interests of the Purchaser;

              (x) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact;

              (xi) There has been no change in the business, operations, financial condition or assets of the Company since December 31, 2004, that would have a material adverse effect on its ability to perform its obligations under this Agreement or the Transfer and Servicing Agreement;

              (xii) The Company has not dealt with any broker, investment banker, agent or other Person (other than the Underwriters) that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans;

              (xiii) The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value of the Mortgage Loans; and

              (xiv) The Company has complied with all applicable anti-money laundering laws and regulations (the "Anti-Money Laundering Laws") and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.

        (b) The Seller hereby makes the representations and warranties set forth in Schedule II hereto with respect to each Mortgage Loan and by this reference incorporated herein, to the Purchaser and the Indenture Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein. With respect to any of the representations and warranties made in
Schedule II that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Purchaser, the Seller, the Issuer or the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Noteholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

        (c) The Purchaser hereby represents and warrants to the Seller that, as of the date of this Agreement:

              (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and perform its obligations under this Agreement and the Transfer and Servicing Agreement;

              (ii) this Agreement and the Transfer and Servicing Agreement have been duly authorized, executed and delivered by the Purchaser and constitute the legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement and the Transfer and Servicing Agreement which purport to provide indemnification from penalties under applicable securities laws;

              (iii) neither the execution and delivery by the Purchaser of this Agreement, nor the performance by the Purchaser of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or bylaws of the Purchaser or any law, governmental rule or regulation or any judgment, decree or order binding on the Purchaser or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either
        (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Purchaser;

              (iv) there are no actions, suits or proceedings against the Purchaser pending or, to the knowledge of the Purchaser, threatened, or, to the knowledge of the Purchaser, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement;

              (v) the Purchaser is not in violation of its certificate of incorporation or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement or on the financial condition of the Purchaser;

              (vi) the Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Purchaser to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Purchaser; and

              (vii) no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated by the terms of this Agreement.

     3. Survival of Representations. Each of the representations and warranties of the Seller and the Purchaser contained herein shall survive the purchase and sale of the Mortgage Loans pursuant hereto and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement. The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

     4. Repurchase, Purchase or Substitution of Mortgage Loans.

         (a) Upon discovery by the Purchaser, the Seller, the Master Servicer or any assignee, transferee or designee of the Purchaser of a Material Defect with respect to a Mortgage Loan or a breach of any of the representations and warranties of the Seller contained in Section 2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the Material Defect or breach shall give prompt written notice to the others. Within 90 days of the discovery of such Material Defect or breach of any representation or warranty given by the Seller to the Purchaser, the Seller shall either (a) cure such Material Defect or such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser for the Purchase Price (as defined in the Transfer and Servicing Agreement) or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan, in accordance with Sections 2.02 and 3.02 of the Transfer and Servicing Agreement, as applicable. If any substitution is made for a Mortgage Loan for which there is a Material Defect or breach of any of the representations and warranties which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, the Seller will, in exchange for such substitute Mortgage Loan, (i) provide the applicable Purchase Price (as defined in the Transfer and Servicing Agreement) for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Qualifying Substitute Mortgage Loan.

         (b) It is understood and agreed that the obligations of the Seller set forth in this Section 4 to cure, repurchase or substitute for a defective Mortgage Loan (together with its indemnification obligations set forth in Section 7) constitute the sole remedies of the Purchaser with respect to a missing or defective document, Material Defect or a breach of any of the representations or warranties of the Seller contained in Section 2.

     5. Covenants.

         (a) The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Purchaser at its address specified herein and the Indenture Trustee at its Corporate Trust Office of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust Estate, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (b) The Seller hereby covenants to the Purchaser that at any time when a prospectus relating to the Notes is required to be delivered pursuant to the Securities Act, if the Seller has knowledge that there has been a material change affecting the disclosures in the Prospectus Supplement relating to the Seller or the Mortgage Loans or that such disclosures therein contain any untrue fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller promptly will notify the Purchaser of such change, untrue fact or omission and update the Prospectus Supplement at its expense subject to the prior written consent of the Purchaser. The Seller also agrees that, if required by applicable law, it will update the information relating to the Seller or the Mortgage Loans in the Prospectus Supplement at its expense, subject to the prior written consent of the Purchaser.

     6. Successors and Assigns, Additional Information.

         (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that the Purchaser may assign its rights and interests and delegate its obligations hereunder to the Trust and the Trust may then pledge its rights and interests to the Indenture Trustee, and the Indenture Trustee then shall succeed to all rights and interests of the Purchaser under this Agreement without the consent of the other party hereto.

         (b) The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Transfer and Servicing Agreement or the Underwriting Agreement.

     7. Indemnification.

         (a) In addition to any repurchase and cure obligations of the Seller under this Agreement and any and all other remedies available to the Purchaser under this Agreement, the Seller shall indemnify and hold harmless the Purchaser against any and all losses, damages, penalties, fines, claims, forfeitures, lawsuits, court costs, reasonable attorney's fees, judgments, and any other costs, fees, and expenses, arising from claims made or actions brought by any person other than the Purchaser based on or arising from breach of any warranty, obligation, representation, or covenant contained in or made by the Seller in writing, pursuant to this Agreement (except as set forth in Section 2(a)(x) herein) by any agent, employee, representative or officer of the Seller or any of its affiliates. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser or any such person or entity in respect of such claim. It is understood and agreed that any permitted assignee of the Purchaser (including the Indenture Trustee) shall be a third party beneficiary of this Agreement. The indemnification obligations of the Seller hereunder shall survive the termination of this Agreement.

         (b) Notwithstanding any other provision of this Agreement, in connection with the issuance of the Notes, the Seller shall agree to such modifications and enter into such amendments to this Agreement as may be necessary, in the reasonable judgment of the Purchaser and its counsel, to comply with any rules promulgated by the Securities and Exchange Commission (the "Commission") and any interpretations thereof by the staff of the Commission (collectively, the "SEC Rules"), with reasonable notice to the Seller given the circumstances at such time.

     8. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Purchaser, be addressed to it at CWABS, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Aames 2005-2; if sent to the Seller, be addressed to it at 350 South Grand Avenue, Los Angeles, California 90071, Attention:
Executive Vice President - Capital Markets (with a copy to the General
Counsel).

     9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, covenants, indemnities and other statements of the Purchaser and the Seller and their respective officers set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Seller, and will survive delivery of and payment for the Mortgage Loans. The provisions of Section 7 hereof shall survive the termination of cancellation or this Agreement.

     10. Miscellaneous. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     11. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     12. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     13. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     14. Benefits of Agreement. The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Indenture Trustee enjoys the full benefit of the provisions of this Agreement as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Indenture Trustee and the Noteholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

                             *    *    *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date hereinabove written.



                                  CWABS, INC.



                                  By:   /s/ Ruben Avilez
                                        --------------------------
                                        Name:  Ruben Avilez
                                        Title: Vice President


                                  AAMES INVESTMENT CORPORATION



                                  By:   /s/ John P. Kim
                                        -------------------------
                                        Name:  John P. Kim
                                        Title:  Executive Vice President



                                     MLPA

                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE

                         [On file with the Custodian.]

                                  SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

     The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Closing Date or such other date specifically set forth herein, and with respect to representation (a) listed below, as of the Cut-off Date:

         (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects;

         (b) Payments Current. All payments required to be made up to and including the Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan has been delinquent for 30 days or more in the 12 months preceding the related Closing Date;

         (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Purchaser. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Purchaser and the terms of which are reflected in the Mortgage Loan Schedule;

         (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards a life-of-loan flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's or any subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

         (g) Compliance with Applicable Laws. Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to all applicable predatory and abusive lending laws and any and all requirements of any federal, state or local law (including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws) applicable to the Mortgage Loan have been complied with, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser, evidence of compliance with all such requirements;

         (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

         (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

         (j) Valid First Lien. The Mortgage is a valid, subsisting enforceable and perfected first lien on the Mortgaged Property, including all improvements. The lien of the Mortgage is subject only to:

         (i) the lien of current real property taxes and assessments not yet due and payable;

         (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan; and

         (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;

         (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other laws relating to the rights of creditors. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. To the best of the Seller's knowledge, no fraud was committed in connection with the origination of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor committed fraud in connection with the origination of any Mortgage Loan;

         (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid;

         (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan (other than any servicing rights with respect to the Mortgage Loans, which are held by Aames Capital Corporation). The Mortgage Loan (other than any servicing rights with respect to the Mortgage Loans, which are held by Aames Capital Corporation) and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan (other than any servicing rights with respect to the Mortgage Loans, which are held by Aames Capital

Corporation) therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan (other than any servicing rights with respect to the Mortgage Loans, which are held by Aames Capital Corporation) pursuant to this Agreement;

         (n) Doing Business. To the best of the Seller's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

         (o) LTV. The Mortgage Loan has an LTV equal to or less than the amount set forth on the Mortgage Loan Schedule;

         (p) Title Insurance. The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy, issued by a generally acceptable title insurer and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of these representations and warranties. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, the Seller has not waived any default, breach, violation or event of acceleration;

         (r) No Mechanics' Liens. To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (s) Location of Improvements; No Encroachments. To the best of the Seller's knowledge, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged

Property (except those exceptions contained in clauses (1), (2) and (3) of paragraph (j). To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

         (t) Origination: Payment Terms. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority. The Mortgage Interest Rate is the rate adjusted on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, rounded up or down to the nearest 0.125%, subject to the Periodic Rate Cap and the Lifetime Rate Cap. The Mortgage Note is payable in substantially equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization (except with respect to 16.50% of the Mortgage Loans, which provide for payment of interest at the related mortgage rate, but no payment of principal, for the first five years following origination of such Mortgage Loans). No Mortgage Loan provides for negative amortization. No Mortgage Loan is a Convertible Mortgage Loan.

         (u) Customary Provisions. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

         (v) Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten or re-underwritten in accordance with the Seller's underwriting guidelines in effect at the time the Mortgage Loan was originated, a copy of which underwriting guidelines are attached as Exhibit A hereto. The Mortgage Note and Mortgage are on forms generally acceptable in the secondary market;

         (w) Occupancy of the Mortgaged Property. To the best of the Seller's knowledge, as of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (z) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered by the Seller under this Agreement have been delivered to the Purchaser or its designee. The Seller is in possession of a complete, true and accurate Mortgage File, except for such documents the originals of which have been delivered to the Purchaser or its designee;

         (aa) Due on Sale. The Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

         (bb) Transfer of Mortgage Loans. The Assignment of Mortgage upon the insertion of the name of the assignee and recording information is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (cc) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         (dd) Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         (ee) Mortgaged Property Undamaged. To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to have a material adverse effect on the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         (ff) Collection Practices; Escrow Deposits. The origination and collection practices used with respect to the Mortgage Loan have been in all respects in compliance with all applicable laws and regulations and in all material respects proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

         (gg) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

         (hh) Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended;

         (ii) Environmental Matters. The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

         (jj) No Construction Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

         (kk) Insurance. The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser; No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage arising out of any action, representation, errors, omissions or fraud of the Seller or, to the Seller's knowledge that could reasonably lead the Seller to believe that any such defense exists arising out of the actions, representations, errors, omissions, negligence or fraud of the related Mortgagor or any party involved in the application for such coverage;

         (ll) Regarding the Mortgagor. The Mortgagor is one or more natural persons;

         (mm) Mortgagor Acknowledgment. The Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans;

         (nn) Simple Interest Mortgage Loans. None of the Mortgage Loans are simple interest Mortgage Loans;

         (oo) Single Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies;

         (pp) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

         (qq) Prepayment Fee. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Seller, and each prepayment penalty in permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated;

         (rr) Origination. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party having statutory or common law liabilities with respect to in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan;

         (ss) Credit Reporting. The Seller has fully furnished in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis;

         (tt) High Cost Loans. Each Mortgage Loan is not a loan (A) subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, (B)(w) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (x) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (y) a "High Cost Loan" or "Covered Loan" (as such terms are defined in the current S&P's LEVELS(R) Glossary), or (z) governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003 or (C) classified and/or defined as a "high cost" loan or "predatory," "high cost," "threshold" or "covered" lending under any other state, federal or local law. The Mortgage Loan at the time it was made otherwise complied in all material respects with any and all requirements of any federal, state or local law including, but not limited to, all predatory lending laws, usury, truth in lending, real estate settlement procedures (including the Real Estate

Settlement Procedures Act of 1974, as amended), consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan;

         (uu) Illinois Interest Act. No Transferred Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.); and

         (vv) Freddie Mac Required Representations. In addition to the foregoing representations and warranties made in subparagraphs (a) through
(uu) above, the Company further represents and warrants upon delivery of the Mortgage Loans, as to each Pool 2 Mortgage Loan or Mortgage Loan, as the case may be, that:

          (i) No borrower obtained a prepaid single premium credit life, credit disability, credit unemployment or credit property insurance policy from or through the Seller or any Affiliate in connection with the origination of any Pool 2 Mortgage Loan;

          (ii) The outstanding Scheduled Principal Balance of each Pool 2 Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien one- to four-family residential mortgage loans as set forth in the Freddie Mac Selling Guide;

          (iii) With respect to each Mortgage Loan that has a Prepayment Charge, no such Prepayment Charge may be imposed for a term in excess of three (3) years with respect to Mortgage Loans originated on or after October 1, 2002; and

          (iv) No Pool 2 Mortgage Loan originated on or after August 1, 2004, requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

          (v) Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Code.

         (vi) The servicer for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.

                               EXHIBIT A TO SCHEDULE II
                                Underwriting Guidelines



--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------
--------------------------------------- -------------------------------------------------------------------------------------------
DOCUMENT DESCRIPTION                    This document is intended to provide a brief overview of Aames' Programs and Underwriting
                                        Guidelines. The Underwriting Section of Aames' Policy Manual should be consulted for a more detailed description of the Underwriting Guidelines. In all cases, the Guidelines are to be interpreted in a "make-sense" manner and final Underwriting decisions and interpretations are made by Aames' Underwriting Department.
--------------------------------------- -------------------------------------------------------------------------------------------
                                        An original three bureau merged credit report is required for each borrower.  The credit report may be no more than 60 days old at time of loan funding. Aames reserves the right
   CREDIT REPORTS                       to obtain an additional report upon submission. Credit reports must include credit scores (i.e. FICO, Beacon, Emperica) for each borrower. The maximum credit score is 850.
                                        Invalid, or "reject" credit scores generally begin with a "9" and should not be considered.
                                        A borrower with only reject codes, or only one or no reported credit score, is considered a C- grade.
--------------------------------------- ------------------------------------------------------------------------------------------
                                        If three credit scores are shown for a borrower, the middle score is to be considered the
 QUALIFYING CREDIT SCORE                qualifying score. If two scores are shown, the lower score is used as the qualifying score. If more than one borrower is applying for the loan, the primary borrower's qualifying credit score will be used. The primary borrower is defined as any titled borrower with more than 50% of the qualifying income. Rental income or income not readily allocated to an individual borrower is not to be considered for the purpose of determining the primary borrower (but may be included when calculating the final debt ratio). If no titled borrower has more than 50% of the qualifying income, the lowest qualifying credit score of all borrowers is used.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          CREDIT GRADE                              A+                            A                          A-
----------------------------------------------------------------------------------------------------------------------------------
     12 Month Mortgage History                     0x30                         1x30                       3x30
----------------------------------------------------------------------------------------------------------------------------------
        BK / FC Seasoning                       24 months                     24 months                    24 months
----------------------------------------------------------------------------------------------------------------------------------
      Doc Type             Property          O/O          N/O/O            O/O       N/O/O           O/O         N/O/O
----------------------------------------------------------------------------------------------------------------------------------
  Full Doc Plus /       SFR/Dup/Condo     620-100%(1)(2)600-90%(3)      550-95%(1) 620-90%(3)     550-95%(1)   550-85%
      Full Doc                            550-95%(1)    550-85%         525-85%    550-85%        525-85%      525-75%
                                          525-85%       525-75%         500-80%    525-75%        500-80%      500-70%
                                          500-80%       500-70%                    500-70%
                      ------------------------------------------------------------------------------------------------------------
                          3-4 Units       550-90%       550-80%         550-90%    550-80%        525-85%      525-75%
                                          525-85%       525-75%         525-85%    525-75%        500-80%      500-70%
                                          500-80%       500-70%         500-80%    500-70%
                      ------------------------------------------------------------------------------------------------------------
      Lite Doc          SFR/Dup/Condo     550-90%       550-80%         550-90%    550-80%        550-85%      550-75%
                                          525-85%       525-75%         525-85%    525-75%        500-80%      500-70%
                                          500-80%       500-70%         500-80%    500-70%
                      ------------------------------------------------------------------------------------------------------------
                          3-4 Units       525-85%       525-75%         500-80%    500-70%        500-75%      500-70%
                                          500-80%       500-70%
-----------------------------------------------------------------------------------------------------------------------------------
       Stated           SFR/Dup/Condo     580-90%(1)    580-80%         620-90%(1) 620-80%        525-80%      525-70%
                                          525-85%(1)    525-75%         550-85%(1) 550-75%        500-75%      500-70%
                                          500-80%       500-70%         500-80%    500-70%
                      -------------------------------------------------------------------------------------------------------------
                          3-4 Units       500-80%       500-70%         500-75%    500-70%        500-70%      500-65%
-----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
          CREDIT GRADE                                       B                              C                             C-
-----------------------------------------------------------------------------------------------------------------------------------
       12 Month Mortgage History                           1x60                    1x90 (no rolling)             1x120 (no rolling)
-----------------------------------------------------------------------------------------------------------------------------------
           BK / FC Seasoning                             18 months                      12 months                 Not currently
------------------------------------------------------------------------------ ------------------------------ --------------------
      Doc Type             Property                  O/O           N/O/O           O/O           N/O/O            O/O        N/O/O
-----------------------------------------------------------------------------------------------------------------------------------
  Full Doc Plus /       SFR/Dup/Condo               550-90%        550-80%        550-85%        550-75%         500-70%    500-65%
      Full Doc                                      525-85%        525-75%        500-75%        500-70%
                                                    500-80%        500-70%
                      ------------------------------------------------------------------------------------------------------------
                          3-4 Units                 500-75%        500-70%        500-70%        500-65%         500-70%    500-65%
-----------------------------------------------------------------------------------------------------------------------------------
      Lite Doc          SFR/Dup/Condo               550-85%        550-75%        550-80%        550-70%         500-70%    500-65%
                                                    500-80%        500-70%        500-75%        500-70%
                      -------------------------------------------------------------------------------------------------------------
                          3-4 Units                 500-75%        500-70%        500-65%        500-65%         500-65%    500-65%
-----------------------------------------------------------------------------------------------------------------------------------
       Stated           SFR/Dup/Condo               550-80%        550-70%        550-75%        550-70%           N/A       N/A
                                                    500-75%        500-70%        500-70%        500-65%
                      -------------------------------------------------------------------------------------------------------------
                          3-4 Units                 500-70%        500-65%        500-65%        500-65%           N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
    Notes        (1)  Special requirements for Full doc and Full Doc Plus loans >90% LTV and Stated income loans >80% LTV :
                      -----------------------------------------------------------------------------------------------------
                      Minimum loan amount $50,000. Maximum loan amount: $500,000 in AZ, CA, CT, DE, FL, HI, IL, MA, MD, MN, NH,
                      NJ, NY, OR, PA, RI, VA & WA ; $400,000 in all other states.
                      Eligible properties: O/O SFR's, Condos, PUD's, Townhomes, Duplexes. No Stated 2nd homes > 80% LTV.
                      Minimum credit requirements for Full Doc Loans and Stated Income Refinances: 24 months with 2 trades;
                      trades must be active and rated for 6 months or paid and rated for 24 months; 1 trade with minimum
                      $2,000 high credit.
                      Minimum credit requirements for Stated Income Purchase Loans: 24 months with 4 trades; 2 trades active, or paid & rated for 24 months; 1 trade with minimum $3,000 high credit.
                      Max "rolling" lates: 6 on full doc. No "rolling" lates allowed on stated income loans >85% LTV.  Max debt ratio: 50%.  Max cash out: $50,000.
                      Stated income program available for wage earners or self-employed borrowers.
                      (2) LTV's >95% are for Full Doc Plus only. 2 months verified PITI reserves are required. Minimum loan amount
                      $80,000.
                      (3) N/O/O LTV's >85% are for Full Doc Plus only.
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          These guidelines are used in addition to AAMES Home Loan credit guidelines to determine the credit worthiness of customer.
                                          Full Doc 2nd's
                                          --------------
                                          On purchase transactions and refinance loans, Aames will fund a concurrent 2nd mortgage
    CONCURRENT 2ND TD'S                   with the following restrictions:
                                          Available on owner-occupied SFR's, Condos, PUD's, Townhomes and Duplexes only. No 2nd homes. Concurrent 2nds are not available in AR.
                                          Minimum qualifying credit score of 580
                                          Minimum Tradeline Requirement - 24 months with 2 trades; trades must be active and rated for 6 months or paid and rated for 24 months; 1 trade with minimum $2,000 high credit;
                                          minimum tradelines not required where the current residence mortgage is 0x30 for the prior 12 months with a 24-month credit history.
                                          Mortgage or rental history - max 1x30 in last 12 months. Borrowers with no prior housing expense history are not eligible, unless they can document savings of a minimum 6 months
                                          PITI.
                                          No foreclosure - any property last 24 months. Chapter 7 - 2 years since discharge, see
                                          BK guidelines. Chapter 13 - 2 years since filing, discharge prior to application, see BK guidelines.
                                          Maximum loan amount of $120,000 on 2nd mortgage in AZ, CA, CT, DE, FL, HI, IL, MA, MD,
                                          MN, NH, NJ, NY, OR, PA, RI, VA & WA . Maximum 1st mortgage $480,000.
                                          Maximum loan amount of $100,000 on 2nd mortgage in other states. Maximum 1st mortgage
                                          $400,000.
(TO $600,000 COMBINED IN:                 Minimum property value $75,000. Refer to Aames Doc Library for "State Minimum Loan
AZ, CA, CT, DE, FL, HI, IL, MA,           Amounts".
MD, MN, NH, NJ, NY, OR, PA, RI,           Seller contributions limited to 6% of purchase price, not to exceed actual closing costs.
VA & WA)                                  Max ratio of 1st to 2nd lien 8:1.  No other subordinate liens allowed.  Maximum debt ratio is 50%.  Cash out is limited to $50,000 for the combined 1st and 2nd liens.
                                          Additional Requirements for Stated 2nds
                                          ---------------------------------------
(TO $500,000 COMBINED IN OTHER STATES)    Minimum qualifying credit score of 620. Scores to 600 will be accepted with 0x30 on the mortgage and a minimum .
                                          Minimum credit requirements for Stated Income Refinances: Minimum tradelines not required on refinances where the current mortgage is 0x30 for the prior 12 months with a
                                          24-month credit history with a 620 score. For less than 620 score: 24 months with 2 trades; trades must be active and rated for 6 months or paid and rated for 24 months;
                                          1 trade with minimum $2,000 high credit.
                                          Minimum credit requirements for Stated Income Purchase Loans: Minimum tradelines not required on purchases where the current residence mortgage is 0x30 for the prior 12 months with a 24-month credit history with a 620 score. For less than 620 score, or when using a VOR: 24 months with 4 trades; 2 trades active, or paid & rated for 24 months; 1 trade with minimum $3,000 high credit.
                                          Purchase transactions require 2 months verified PITI reserves when the CLTV exceeds 95%.
                                          Reserves must be sourced and seasoned for 2 months when the credit score is below 620 and the CLTV exceeds 90%.
                                          Mortgage or rental credit history - no "rolling" lates allowed.
                                          Wage earners and self-employed borrowers only. Self-employed borrowers require proof of
                                          2-years self-employment on the concurrent 2nds program.
----------------------------------------------------------------------------------------------------------------------------------
        JUMBO CONCURRENT                  Jumbo Concurrent 2nds are available in AZ, CA, CT, DE, FL, HI, IL, MA, MD, MN, NH, NJ,
            2ND TD'S                      NY, OR, PA, RI, VA & WA only. Max 1st TD's are $600,000 and 80% LTV. Max 2nd TD's are
(FROM $600,001 TO $750,000 COMBINED)      $150,000. Purchase prices above $750,000 require all cash to those maximum loan amounts.
                                          8:1 max ratio of 1st to 2nd TD. No additional subordinate financing is allowed.
                                          -----------------------------------------------------------------------------------------
                                                    Combined Loan Balance                $650,000         $700,000        $750,000
                                          -----------------------------------------------------------------------------------------
                                          Minimum              Full Doc                     600*            620             640
                                           Credit          Stated Wage Earner               640             660             680
                                           Scores          Stated Self Employed             660             680             700
                                          -----------------------------------------------------------------------------------------
                                          *Full doc loans to $650,000 are available for purchase or refinance. All other doc types and amounts are for purchase only.
                                          All Concurrent 2nd TD guidelines from above apply to the Jumbo Concurrent 2nd TD program except for the credit score and loan amount guidelines specifically superceded here.
----------------------------------------------------------------------------------------------------------------------------------
           40/30 1STS                     40/30 available on 2/28, 3/27 and 5/25 ARMs.  Not available on Interest-Only or 2nd mortgages.
                                          Credit Grade:  A+ (0x30)
                                          Minimum Credit Score:  580
                                          Doc Types:  Full Doc, Lite Doc and Stated.
                                          Property Type:  SFRs, Condos, PUD's and Townhomes.
                                          Occupancy:  Owner-occupied.  No 2nd homes.
                                          States:  All states where Aames currently lends subject to any State requirements of 1st mortgage balloon payments - Purchases only in Maryland.  2/28 not available in New York if loan amount is $250,000 or less.  Not available in Idaho, Kentucky, West Virginia,
                                          Wyoming or on Texas Home Equity program.
                                          LTV / CLTV Restrictions:  To 95% LTV and 100% CLTV.
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Unless explicitly stated here, the I/O program will follow the Super AIM program guidelines.
                                          Product Type:  Interest Only for 5 years tied to a 2/28, 3/27 or 5/25.
                                          I/O Periods for 2/28: Years 1 and 2 I/O at start rate; years 3, 4, and 5
        INTEREST-ONLY                     I/O at floating rate (subject to existing 3% initial and 1% periodic rate caps).
          1ST LIEN                        Full amortization for month 61 and forward based upon floating rules.
            ARMS                          I/O Periods for 3/27: Years 1, 2, and 3 I/O at start rate; years 4 and 5 I/O at floating rate (subject to existing 3% initial and 1% periodic rate caps). Full amortization for month 61 and forward based upon floating rules.
                                          I/O Periods for 5/25: Years 1, 2, 3, 4 and 5 I/O at start rate. Full amortization for month 61 and forward based upon floating rules (subject to existing 5% life and 1%
                                          periodic rate caps).
                                          Credit Grades: A+ (0x30), A (1x30) and A- (3x30).
                                          Doc Type:  Full Doc and Stated, No Lite Doc, No Fixed Income borrowers.
                                          Property Type:  SFR, Townhouse, Condo, PUD, 2 Unit - No rural, remote, unique properties, manufactured, no dirt roads.
                                          Occupancy:  Owner Occupied and 2nd Home. 2nd Homes limited to 90% on Full Doc, 80% on
                                          Stated.
                                          Minimum Loan Size:  $50,000.  Minimum Property Value:  $80,000.  Maximum Loan Size:
                                          Follows Super AIM, including Jumbo Program.
                                          States:  All states where Aames currently lends subject to any State requirements of I/O program - not available in West Virginia or on Texas Home Equity program.
                                          Cash Out:  Maximum of $100,000.
                                          CLTV Maximums & Restrictions: No private party 2nds.  Institutional 2nds are allowed to
                                          95% CLTV.  Aames concurrent funded 2nds are allowed to 100% CLTV.  With secondary financing max LTV on Aames 1st is 80%.
                                          ----------------------------------------------------------------------------------------
                                              Doc Type            Minimum Score        Maximum DTI              Calculation of DTI
                                          ----------------------------------------------------------------------------------------
                                               Full Doc               580                50%              Based on Initial Payment
                                          ----------------------------------------------------------------------------------------
                                           Stated Self Employed       600                50%              Based on Initial Payment
                                          ----------------------------------------------------------------------------------------
                                            Stated Wage Earners       640                50%              Based on Initial Payment
----------------------------------------------------------------------------------------------------------------------------------
                                          1st Liens:
                                          ----------
                                          Minimum Loan Amount: $50,000. Specialty Products may vary.  Refer to State and Channel specific rate sheets for states with loan amount minimums below $50,000.
                                          Maximum Loan Amount: A+, A, A- & B: $500,000; C & C-: $350,000. A+, A and A- loans to
                                          $600,000 are allowed in AZ, CA, CT, DE, FL, HI, IL, MA, MD, MN, NH, NJ, NY, OR, PA, RI,
                                          VA & WA
                                          Full Doc Jumbo Program: Loan amounts from $500,001 to $750,000. 85% max LTV to $550,000.
                                          80% max LTV to $750,000. In AZ, CA, CT, DE, FL, HI, IL, MA, MD, MN, NH, NJ, NY, OR, PA,
                                          RI, VA & WA the maximum loan amounts are 80% max to $850,000 and 85% max to $650,000.
                                          A+, A and A- grades only with a minimum credit score of 580. O/O SFR's, Condos, PUD's,
                                          Townhomes, Duplexes only.
         LOAN AMOUNTS                     Max debt ratio 50%. No "rolling" lates.
                                          Sr. Management approval and Interior photos are required on all Full Doc Jumbo loans.
                                          Two appraisals are required on combined loan amounts greater than $650,000.
                                          2nd Liens:
                                          ----------
                                          Minimum Loan amounts vary in accordance with state regulations in states where 2nds are offered. See State Minimum Loan Amounts for 2nd Trust Deeds.
                                          Maximum Loan Amount: $100,000 (Maximum senior lien: $400,000)
----------------------------------------------------------------------------------------------------------------------------------
               LOAN TERMS                 1st Liens: Fixed Rates - 10, 15, 20, 25 or 30 year fully amortized only. Adjustable
                                          Rates 30 year fully amortized only.
                                          2nd Liens: Fixed only: 15/15, 20/20 or 30/15.  30/15 not available in AR, KY, MD, MT,
                                          NJ, PA, TN, WV or WY.
----------------------------------------------------------------------------------------------------------------------------------
                                          Refinance Transactions
                                          ----------------------
                                          Subordinate financing / liens up to 95% CLTV requires no reduction in LTV on the Aames first mortgage.
            1ST MORTGAGE                  Subordinate financing / liens up to 100% CLTV requires a 10% reduction in LTV on the
                CLTV                      Aames first mortgage.
                CAPS                      Purchase Transactions
                                          ---------------------
                                          Private party secondary financing for CLTV's >95% up to 100% CLTV requires a 10%
                                          reduction in LTV on the Aames first mortgage. A private party is any individual (i.e.:
                                          seller, real estate broker, agent, appraiser etc.). Private party secondary financing not allowed within 12 months of a discharged bankruptcy.
                                          Institutional secondary financing up to 100% CLTV requires no reduction in LTV on the
                                          Aames first mortgage. An institutional lender is a bank, savings and loan, finance company or other business, which make loans to the public in the ordinary course of business.
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          The mortgage rating is based on the mortgage(s) on the subject property or Primary residence. The mortgage (on the subject property or Primary residence) with the worst payment history is used in the rating. Mortgages on other properties owned by the
   MORTGAGE  VERIFICATION                 borrower are considered consumer credit and assumed to be reflected in the credit score.
                                          However, if an applicant owns multiple properties and we are lending on a non-owner property and another non-owner property is seriously delinquent (90 days or greater), use the worst mortgage rating. If the subject property or Primary residence was paid off anytime during the last twelve months then a full twelve-month history is required. A partial rent and mortgage history may be combined for a 12-month mortgage history. If the borrower has no primary mortgage (i.e. rents) but has a current serious delinquency on any other mortgage, the highest grade allowed is "B". If the subject property or the borrower's primary housing has no current lien, and no rating could have been obtained, the maximum LTV is 70% unless Sr. Management approval is obtained. If the borrower has not owned mortgaged property, a 12-month rental rating is required. On a purchase where the borrower has no prior rental history (i.e. lived with family), the maximum LTV is
                                          90% unless the borrower can document a savings history of a minimum 6 months PITI. If a mortgage or rental rating could have been obtained and was not, the Overall Loan Grade is "C-".
                                          Requirements for Mortgage or Rental Rating:
                                          ------------------------------------------
                                          Written Verification of Mortgage (VOM), Verification of Rent (VOR) or letter from mortgage holder or servicer stating current balance, paid to date and 12 month payment history, or 12 mo. payment history taken from credit report if reported month-by-month, or 12 month canceled checks (copies of both sides). Canceled checks are required on private mortgage ratings when the servicer is the beneficiary. VOR's are not acceptable if completed by the seller in a purchase transaction or if from a family member.
----------------------------------------------------------------------------------------------------------------------------------
                                          For refinance loans, a demand is required on the subject lien(s). If the demand shows the loan is delinquent, all intervening mortgage payments between the demand and the
         DEMANDS                          last date rated on the mortgage rating must be verified, and these intervening delinquencies must be added into the mortgage rating. There may be no more than 1 unverified payment between the last paid date on the mortgage rating and the last payment credited on the demand (as stated on the demand or determined by the amount of interest owing) at the time of funding.
----------------------------------------------------------------------------------------------------------------------------------
                                          Payoff Requirements: Payoff is not required on open collections or charge-off accounts less than $1,000 individually or $2,500 in aggregate or over 12 months old. Payoff is not required on A- and lower Grade purchases or rate &
CHARGE-OFF, COLLECTIONS, JUDGMENTS, TAX   term refinances. Payoff is required on A+ and A Credit Grades on balances
                LIENS                     over $1,000 individually or $2,500 in aggregate and under 12 months old or on A- and lower Grade cash out refinances where the aggregate balance of collections and charge-offs under 12 months old exceeds $5,000. At the Underwriter's discretion, medical accounts or disputed accounts may remain unpaid. Proof of the credit dispute must be supplied.

                                          Judgments, child support or tax liens that are reflected on title (refinance loans) must be paid through closing. Underwriter's discretion is required regarding the pay-off of recent or large non-title judgments over $1000. If the applicant is not paying off a non-title judgment, the Underwriter is to use 1% of the balance as a monthly payment in the event the judgment or lien is enforced through a wage garnishment.
----------------------------------------------------------------------------------------------------------------------------------
                                          Foreclosure seasoning is required when a delinquent mortgage results in a Foreclosure
                                          Sale, Trustee's Sale, Sheriff's Sale, Deed in Lieu, Charge-Off, etc. and is counted from the date the property is sold or transferred back to the lienholder. NOD's, Lis
       FC  SEASONING                      Pendens', etc. that do not result in the sale of the property or are otherwise resolved through refinancing or 3rd party sale of the property are not considered foreclosure events. Only the actual mortgage delinquency is considered (see Mortgage Verification).
                                          For owner-occupied loan requests, only foreclosure events on the borrower's former residence (within the seasoning period is considered in grading the loan. For non owner-occupied loan requests, all foreclosure events within the seasoning period are considered in grading the loan.
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              BK SEASONING                1. BK Guidelines: Chapter 7 BK seasoning is counted from discharge date. On A+, A and A-
                                          grades, a Chapter 13 or 11 may be counted from the filing date if discharged prior to application and with a rating from the Trustee showing maximum lates not to exceed maximum mortgage lates for the Credit Grade. On B, C and C- grades, a Chapter 13 or 11 may be counted from the filing date if discharged prior to or concurrent with closing and with a rating from the Trustee showing maximum lates not to exceed maximum mortgage lates for the Credit Grade. For all grades re-established or re-affirmed credit is required after a discharged Chapter 7. Three tradelines rated for 6 months with no account worse than a 90 day within the last 12 months. Re-established or re-affirmed credit is not required on a Chapter 13.
                                          2. Expanded BK Guidelines: The expanded BK guidelines can be used when an applicant does not have the required BK seasoning for discharged BK's or re-established/re-affirmed tradelines.
                                               (A) Less than or equal to 80% LTV - BK discharged prior to application.
                                               Purchase/Refinance - The mortgage or rating for the prior 12 months will be the final risk grade not to exceed A-. When using a VOR, the down payment must be sourced, no gift funds or seller financing allowed.
                                               (B) 80.01 - 90% LTV
                                               Refinance - BK discharged prior to application. The mortgage rating for the prior
                                               12 months 0x30. The minimum credit score on full doc loans is 580 for Lite and Stated Doc the minimum credit score is 620.
                                               Purchase - [1] BK discharged prior to application. A VOR rating or current residence mortgage for the prior 12 months 0x30. The minimum credit score for Full Doc when using a VOR is 600 with a prior mortgage 580.  For Lite and Stated the minimum credit score is 620. [2] No account can be rated worse than a 60 on all tradelines in the last 12 months since a discharged BK.
                                               (C) LTV's greater than 90% or CLTV's greater than or equal to 90% - 24 months since discharged BK.
                                               Refinance - The mortgage rating for the prior 12 months 0x30.  Minimum credit score for Full Doc is 580 for Lite Doc and Stated minimum credit score is 620. For
                                               Stated loans 2 months reserves are required.
                                               Purchase - 24 months since discharged BK. The VOR rating or current residence mortgage for the prior 12 months 0x30. The minimum credit score for Full Doc when using a VOR is 600 with a prior mortgage 580, and requires 2 months reserves.
                                               The minimum credit score for Lite Doc and Stated is 620 and requires 3 months reserves.
                                               (D) Chapter 13/11 -24 months minimum since filing date and discharged prior to application, the tradelines involved in the BK would be considered re-established credit. A copy of the plan and pay history must be provided. The pay history to the
                                               BK trustee must be as agreed. The mortgage history, whether included in the BK or not must be 0x30. The high credit tradeline required on the combo loans (80/20,
                                               8/15, 80/10) of $2,000 or $3,000 may be met with a tradeline prior to the BK that was not charged off in the BK as long as it was never worse than 90 days delinquent.

                                          3. Default Grade: If neither the BK guidelines nor the expanded BK guidelines can be achieved the maximum final risk grade is a C. 36 months since a discharged BK, underwrite to normal guidelines.
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Refinance transactions:
                                          -----------------------
                                          The subject property must have been owned for a minimum of 6 months to use the appraised value to calculate the loan to value ratio. Property that is owned for less than 6 months will dictate using the lesser of the purchase price or the appraised value to
                CALCULATING               calculate the loan to value ratio. If the subject property has been held in ownership
                  THE LTV,                for less than 6 months, but extensive improvements have been made during that time, the
            MINIMUM VESTING AND           appraised value may be considered to calculate the loan to value ratio on an individual
       "CHAIN OF TITLE" REQUIREMENTS      basis. However, acceptable receipts and proof of payment for improvements are required to be provided. At the period of 6 to 12 months of ownership, the appraised value may be used with the following restriction: (A) 10% value increase maximum without hard cost documented improvements. (B) Greater than 10% requires an internal Aames Appraisal department review with a 0% variance. If a variance, the appraisal reviewer will give a firm value. (C) Greater than 25% requires same as "B" above and a review and approval by chief Appraiser or designee. In all cases, the underwriter must determine if the value increase is reasonable and whether or not the property may be being prepared for resale.
                                          Aames does not offer financing on properties intended for resale.
                                          Purchase Transactions:
                                          ----------------------
                                          On a purchase transactions the Loan-to-Value (LTV) Ratio is calculated by dividing the loan amount by the lower of the property's sale price or appraised value. On all purchase transactions, a 24-month "chain of title" must be obtained from the Title Co.
                                          to identify all title transfers in the last 24 months. The underwriter must review this information to determine that the property has not been involved in any "flipping"
                                          schemes or other suspicious transfers with the intent of artificially inflating the property's value. A minimum 6-month ownership by the seller is required. If the subject property has transferred title in the 6 months preceding the current purchase transaction resulting in an increase in value of more than 10%, the appraiser must adequately identify and support improvements and reasons for the increase in value.
                                          Exceptions to the 6-month seasoning requirement must be approved by a Sr. Underwriter.
                                          Purchase Money
                                          --------------
                                          The final purchase contract must be signed by the seller and the buyer. If the purchase contract has been amended to show a higher purchase price, the lesser of the original purchase price or the appraised value will be used to calculate the loan to value ratio.
                                          However, if a brand new home is purchased from a developer, the lesser of the amended higher purchase price or the appraised value will be used to calculate the loan to value ratio. This practice takes into consideration the necessary maintenance or repairs required to be completed for buyer by the seller, completed through escrow or prior to closing (i.e. painting, carpeting, etc.).
                                          Construction Take-Out
                                          ---------------------
                                          This loan assumes the entire balance of the construction costs for a new home as a first mortgage loan. This loan will be treated as a refinance transaction. The loan to value will be calculated using the lower of the land value, plus verified cost of construction, plus 10%, or the appraised value, whichever is less.
                                          Lease Option
                                          ------------
                                          A lease option transaction (leasing a residence with the option to purchase, with the amount of lease payment in excess of fair market rents going towards the purchase price)
                                          is treated as a purchase transaction. If the option agreement is 12 months old or greater at the time of application, the loan to value is calculated from the appraised value. A minimum of 12 months canceled checks are required as proof that the option agreement has been in existence for a minimum of 12 months. If the option agreement is less than 12 months old at the time of application, the loan to value is calculated using the lesser of the appraised value or the purchase price contained in the option agreement. The total down payment must equal any cash down payment plus the portion of rent paid above market rent for the subject's area. The maximum loan amount is the balance due the seller plus closing costs OR the original contract amount, whichever is less. Aames does not allow cash out.
                                          Land Contracts (Recorded)
                                          -------------------------
                                          Recorded land contracts are treated as refinance transactions, and normal refinance seasoning requirements apply. If individual person holds recorded land contract, borrower must provide copies of last twelve (12) months land contract canceled payment checks.
                                          Land Contracts (Unrecorded)
                                          ---------------------------
                                          If the land contract has not been recorded, the borrower must prove twelve (12) months seasoning with: a copy of the land contract dated more than twelve (12) months prior to submission, proof of the initial down payment (if any) and twelve (12) months canceled payment checks. If the seasoning requirements are met the transaction may be completed under standard refinance guidelines. If the borrower cannot provide the seasoning requirements, the loan will be treated as a land contract with less than 12 months seasoning (see below).
                                          Less Than 12 Months Seasoning:
                                          ------------------------------
                                          If the property was purchased within the last 12 months and not recorded, the
                                          Underwriter must condition for: a copy of the land contract, proof of the initial down payment (if any) and all canceled checks to date. The loan is considered a purchase transaction and the loan to value is calculated using the lesser of the appraised value or the purchase price contained in the land contract with no cash out allowed.
                                          Aames will consider a transaction in which the above vesting requirements are not met if the borrower has incurred "HARD COSTS" for rehabilitation, renovation, or energy improvements. In this case, the Loan-to-Value (LTV) Ratio may be calculated by dividing the loan amount by the purchase price plus documented improvements. The appraiser must comment on the hard costs and establish the value of the improvements.
                                          Documenting Improvements:
                                          -------------------------
                                          In any of the above cases where receipts for work or materials are provided to support an increase in value, the receipts must be identifiable to the subject property. Aames will not accept receipts for general supplies and materials
                                          (i.e. Hardware Store receipts).
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     CASH OUT RESTRICTIONS                o    $150,000 maximum cash-out for A+, A, A-, B, and C (Owner, 2nd home, and Non Owner)
                                               not including items paid through escrow.
                                          o    Cash out is limited to 5% of the loan amount for C- borrowers.
                                          o    Cash back is defined as more than 2% of the loan amount or $2,000, whichever is lower, excluding items such as consumer debt paid through closing. Repayment of loans not of record or not reported to credit bureaus is considered cash out.
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL DEBT RATIO                    For LTV's up to and including 85% on full and lite doc loans, the maximum DTI ratio is
                                                           55%, subject to the residual income requirements below.
                                               For LTV's greater than 85% up to and including 95%, and on all Stated Income loans, the maximum DTI ratio is 50%.
                                                                For all LTV's greater than 95% the maximum DTI ratio is 45%.
-----------------------------------------------------------------------------------------------------------------------------------
                                          Fixed rate loans and ARM loans with a first rate adjustment longer than 23 months, are underwritten at the note rate. ARM loans with 6 month or annual rate adjustments are underwritten at the first change rate or the fully indexed rate, whichever is lower
                                          (never lower than the start rate). Revolving accounts with balances of $99 or less may be excluded from the debt ratio. Revolving accounts with outstanding balances of $100 to
                                          $1500 should be calculated at three percent (3%) of the outstanding balance with a
    DEBT RATIO CALCULATION                minimum payment of $10.00. Revolving accounts in excess of $1500 should be calculated at two percent (2%) of the outstanding balance. Installment debts with less than 10 payments remaining are not counted. Monthly auto lease payments (regardless of the purchase or return options) must be included in the applicant's debt-to-income ratio regardless of the amount of payments remaining. A business debt or account paid by another may be deducted from the borrower's total debts if copies of canceled checks are provided for the last three months showing that the business or other person pays the debt in question. If the applicant is not paying off a non-title judgment, child support or tax lien, and no payment plan exists, the Underwriter is to use 1% of the balance as a monthly payment in the event the judgment or lien is enforced through a wage garnishment.
-----------------------------------------------------------------------------------------------------------------------------------
                                          All loans require a minimum residual income of $750 per month per household. Residual income is calculated by subtracting the borrower's total monthly debt from the
       RESIDUAL INCOME                    qualifying income (per the loan analysis worksheet). If all or part of the qualifying income was "grossed-up", the actual amount received should be used for the residual income calculation instead. Income from non-occupying co-borrowers may not be included in residual income calculations.
-----------------------------------------------------------------------------------------------------------------------------------
                                          All borrowers must be individuals. Corporations, partnerships, trusts, estates, guardianships, conservatorships, etc. are not allowed. All borrowers must have legal
               BORROWERS                  residency in the United States. Foreign Nationals and Non-permanent Resident Aliens are not allowed. Co-borrowers (excluding a spouse) will be allowed provided that all
             CO-BORROWERS                 borrowers are on title and vested for a minimum of six months and occupy the property. A spouse who is a co-borrower is not required to be on title or occupy the subject property. The spouse who is not on title must sign all loan documents with the exception of the security instrument. In community property states, the spouse must sign the security instrument or other document releasing their interest in the subject property as required by the tile insurance company.
-----------------------------------------------------------------------------------------------------------------------------------
                                          The maximum number of loans to one borrower is four. The maximum aggregate loan limit is
        MULTIPLE LOANS                    $1,000,000. Cash out limitations apply to the borrower, not the individual property.
            TO ONE                        Borrowers requesting multiple loans or borrowers who have recently acquired multiple
          BORROWER                        properties should demonstrate a satisfactory history of prior property management experience, either through tax returns or two years of established mortgage histories from rental properties reflected on the credit report. Investors who own more than 10 properties are allowed with A+ and A mortgage histories only, a minimum 620 Credit Score and are limited to Stated LTV's.
-----------------------------------------------------------------------------------------------------------------------------------
          BENEFIT TO BORROWER             In all cases, the loan must provide some tangible benefit to the borrower. A satisfactory explanation for the purpose of the loan may be requested if the benefit to the loan is not evident.
-----------------------------------------------------------------------------------------------------------------------------------

          SECTION 32 LOANS                Section 32 loans not allowed.
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

           PROGRAM                                 FULL DOC PLUS                                   FULLDOC

     INCOME VERIFICATION                  o    Last 2 year's W-2s and 1 recent        o   Last year's W-2 and 1 recent YTD
                                               YTD paycheck stub,                         paycheck stub,
           Salaried                                              or                                      or
                                          o    Last 2 year's 1040s & 1 recent         o   Last year's 1040 & 1 recent YTD
                                               YTD paycheck stub,                         paycheck stub,
                                                                                                         or
                                          o    Phone verification of employment       o   Twelve (12) months Personal bank
                                               (and income if possible) with              statements (use avg. deposits)
                                               employer.                                                 or
                                                                                      o   Twenty-four (24) months Co-mingled
                                                                                          bank statements (use 75% of avg.
                                                                                          deposits)
                                                                                                         or
                                                                                      o   Twelve months business bank
                                                                                          statements (use 75% of avg. ending
                                                                                          balance)
                                                                                      o   Phone verification of employment
                                                                                          (and income if possible) with employer.

                                                                                      Note: Bank statements should be current &
                                                                                      consecutive.
-----------------------------------------------------------------------------------------------------------------------------------
                PROGRAM                            FULL DOC PLUS                                 FULL DOC

                                          o    Two years 1040's all schedules,        o   Two years 1040's all schedules, an
                                               and current P&L if loan application        current P&L if loan application is date
                                               is dated more than 120 days after          more than 120 days after the end of the
                                               the end of the business's fiscal           business's fiscal year
                                               year.                                                       or
                                                                                      o   Twelve (12) months Personal bank
                                          o    Phone verification of employment           statements (use avg. deposits)
                                               and income with borrower.                                   or
                                                                                      o   Twenty-four (24) months Co-mingled
             Self Employed                                                                bank statements (use 75% of avg.
                                                                                          deposits)
                                                                                                           or
                                                                                      o   Twelve months business bank
                                                                                          statements (use 75% of avg. ending
                                                                                          balance)
                                                                                      o   Phone verification of employment
                                                                                          and income with borrower.
                                                                                      Note: Bank statements should be current &
                                                                                      consecutive
----------------------------------------------------------------------------------------------------------------------------------

Retired                                   Award Letter and copy of check or bank statement showing direct deposit if income is from Pension, SSI, etc. Any borrower who has reached retirement age (65) must document any Social Security, Pension or other form of fixed income being received or provide a satisfactory explanation for the lack of such income.
----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------

           PROGRAM                                     LITE DOC                                           STATED DOC

     INCOME VERIFICATION                       o   Twelve (12) months Co-mingled bank         1003 stated income only and phone
                                                   statements (use 75% of avg. deposits)  verification of employment with employer.
           Salaried                            o   Twelve (12) months Business bank
                                                   statements (use 50% of avg. deposits)
                                               o   Twelve (12) months Corporate or
                                                   Partnership bank statements (use 50%
                                                   avg. deposits x ownership %)
                                               o   Twelve (12) months Multiple
                                                   Account Holder bank statements (use
                                                   avg. deposits x ownership %)
                                               o   Last year's 1099(s)  (use 70%)
                                                   plus year to date bank statements
                                               o   Phone verification of employment
                                                   with employer.
                                               Note: Bank statements should be current &
                                               consecutive and be averaged over the full
                                               12 months.
                                               See detailed Aames Underwriting Guidelines
                                               for definitions on Bank Statements.


----------------------------------------------------------------------------------------------------------------------------------
                PROGRAM                               LITE DOC                                          STATED DOC

                                               o   Twelve (12) months Co-mingled bank        1003 stated income only and attempted
                                                   statements (use 75% of avg. deposits)        phone verification of employment
                                               o   Twelve (12) months Business bank                 and income with borrower.
                                                   statements (use 50% of avg. deposits)
                                               o   Twelve (12) months Corporate or
                                                   Partnership bank statements (use 50%
                                                   avg. deposits x ownership %)
                                               o   Twelve (12) months Multiple
                                                   Account Holder bank statements (use
             Self Employed                         avg. deposits x ownership %)
                                               o   Last year's 1099(s)  (use 70%)
                                                   plus year to date bank statements
                                               o   Phone verification of employment
                                                   and income with borrower.
                                               See detailed Aames Underwriting Guidelines
                                               for definitions on Bank Statements.

                                               Note:  Bank statements should be current &
                                               consecutive.
----------------------------------------------------------------------------------------------------------------------------------

Retired                                   Award Letter and copy of check or bank statement showing direct deposit if income is from Pension, SSI, etc. Any borrower who has reached retirement age (65) must document any Social Security, Pension or other form of fixed income being received or provide a satisfactory explanation for the lack of such income.
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Full Doc Plus and Full Doc requires 2 years employment in same profession and
  Length of Employment                             2 years in same business if self-employed.
                                                            Lite Doc requires 2 years employment in same profession.
                                             Stated income requires 2 years self-employment or 2 years same line of work and must be reasonable for the profession and experience.
-----------------------------------------------------------------------------------------------------------------------------------
                                          Net rental income from investment properties is: 75% of gross rents minus Principle,
  INVESTMENT PROPERTY                     Interest, Taxes and Insurance (PITI) for all loan grades and LTV's (90% of gross rents may be used on owner-occupied duplexes). Rental agreements are required on Full Doc loans to verify rental income. If income does not pass the "reasonableness test" as determined by the underwriter, 2 years 1040's or 3 months bank statements may be required to verify rental income (refer to complete Aames Underwriting Guidelines).
-----------------------------------------------------------------------------------------------------------------------------------
                                          Full Documentation Loans require documentation verifying a two-year history of self-employment. "Lite Documentation" or "Stated Documentation" loans require a 2-year
      EVIDENCE OF                         history in the same line of work. All full doc self-employed borrowers must have one of
    SELF-EMPLOYMENT                       the following from the list of acceptable items for proof of self-employment: Business
                                          License dating back two years; Two years proof of advertisement in Yellow Pages directory -or current directory stating "in Business..." or "Serving You Since...";
                                          Signed Document from CPA (on letterhead with a listed phone number); dated copy of
                                          Insurance for Self-Employed; copy of Fictitious Business Filing; DBA Publication; or
                                          Articles of Incorporation. The full 2-year history of self-employment is not required for Lite Doc and Stated Doc borrowers but all self-employed borrowers must prove existence of the business and show a history of 2 years employment in the same profession on the loan application.
-----------------------------------------------------------------------------------------------------------------------------------
                                          A copy of the Cashiers Check, Money Order, Wire Transfer Confirmation or similar instrument from a financial institution must be provided for all funds brought to closing and shown on the HUD-1 Settlement Statement.
           ASSET                          Asset verification is not required for cash out refinances.
        VERIFICATION                      Asset verification and proof of transfer is required on all funds paid outside of escrow or closing agent.
                                          Assets and the source of the assets must be disclosed on the loan application.
                                          Cash-on-Hand is not an acceptable source of funds.
                                          Source and proof of transfer of all Gift Funds is required. Donor must be an immediate family member. 100% gift funds OK to 80% CLTV.
                                          A "gift of equity" may be acceptable to a maximum LTV of 80%. Refer to complete
                                          Underwriting Guidelines.
-----------------------------------------------------------------------------------------------------------------------------------
                                          Each property must contain minimum bathroom facilities (sink, toilet, and bathtub or shower) completed kitchen, permanent heating, and a separate bedroom. Property consisting of a combined living room and bedroom (i.e. studio) will be considered in
        APPRAISAL/                        areas with demonstrated market acceptance (similar comps in and out of the project) if
        COLLATERAL                        they have a minimum of 400 square feet of living area. Additional square footage requirements as follows: 700 square feet for SFR; 600 square feet for Condo; 600 square feet per unit for 2-4 Units. Properties that are below 600 square feet generally are not acceptable. Such properties must be typical for the area as evidenced by comparable properties in the immediate area, and the loan-to-value should be adjusted 5% lower than the Maximum Loan-to-value for program. (Note: Permanent heating is not required in warm weather areas. The lack of permanent heating must be customary for the area and not negatively effect the marketability of the subject property. Examples of warm weather areas are Hawaii and Florida).
-----------------------------------------------------------------------------------------------------------------------------------
      MANUFACTURED  HOUSING               Effective June 1st Aames no longer lends on Manufactured Homes. If an appraiser indicates in "Description of Improvements" section on Fannie Mae form 1004 the subject is a Manufactured Home it will be declined. Aames continues to lend on Modular or
                                          Prefabricated Homes. These homes should be coded and treated as Single Family
                                          Residences.
-----------------------------------------------------------------------------------------------------------------------------------
       REBUILD LETTERS                    A rebuild letter is not generally required on a legal non-conforming property.
-----------------------------------------------------------------------------------------------------------------------------------
          ACCEPTABLE PROPERTY             Attached and Detached, single family residences.
                TYPES                     Condominiums, Townhouses, Planned Unit Developments.
                                          Two - four family residences.
                                          Up to four detached single family residences on one lot.
                                          Owner Occupied, Second (Vacation) homes, and Non-Owner Occupied.
-----------------------------------------------------------------------------------------------------------------------------------
                                          The following properties will be considered on a case-by-case basis if supported with complete documentation (i.e. comparable sales, rebuild letter, no negative influence on marketability).
                                          o    Agricultural Zoning
                                          o    Condo projects <10 units
              CASE-BY-CASE                o    High-rise Condominiums - more than 4 floors
               PROPERTIES                 o    Properties outside reasonable commuting distance of employment centers
                                          o    Properties zoned industrial or manufacturing
                                          o    Rural properties (Must reduce LTV 5% to a maximum of 80% - all programs.
                                               See Rural properties section for specific information).
                                          o    Unique property types (A frames, log homes, etc.)
                                          o    Properties rated in "Average-" condition acceptable if condition due to minor cosmetic issues only
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------- ------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          o        Alcohol or drug recovery homes
                                          o        "Bed and Breakfasts"
                                          o        Boarding or rooming houses
                                          o        Care or Group homes
                                          o        Churches
                                          o        Commercial or industrial properties
                                          o        Condotels
                                          o        Co-ops
                                          o        Declining value
                                          o        Earth homes
                                          o        Excessive economic or functional obsolescence
                                          o        Five or more residential units
                                          o        Geodesic domes/Pyramids
                                          o        Properties in "Fair" or "Poor" condition
                                          o        Lava zone 1 or 2 (Hawaii only)
              UNACCEPTABLE                o        Leasehold estates that do not meet Aames's guidelines (including all leaseholds
                PROPERTY                            on Indian land).
                 TYPES                    o        Mudsill foundation
                                          o        Mixed use (residential / commercial / business) that is not predominantly residential
                                          o        No public utilities available to site
                                          o        Non-Owner Occupied Row houses in Maryland (except in condominium or townhome projects).
                                          o        Non-permitted improvements, where permits are required.
                                          o        Over 12 month marketing time
                                          o        Improvements constructed of unconventional building materials or unique architecture (e.g. berm homes)
                                          o        Manufactured Homes
                                          o        Properties located on or near hazardous waste sites
                                          o        Rest Homes
                                          o        Row homes valued less than $150,000
                                          o        Timeshares
                                          o        Unimproved (raw) land
                                          o        Uninsurable Properties
                                          o        Vacant properties (unless a purchase)
                                          o        Working farms
----------------------------------------------------------------------------------------------------------------------------------
       VACATION AND SECOND HOMES          Second Homes and Vacation Homes are considered owner occupied.  For LTVs > 90% up to 95%
                                          LTV max.:  640 minimum credit score, 0x30 mortgage or rental history, Full Doc only.
                                          Vacation and Second Homes must be a SFR, PUD or CONDO.   No 2-4 units allowed as second
                                          home.
----------------------------------------------------------------------------------------------------------------------------------
             PROPERTY ZONED               Property zoned commercial is acceptable provided: 1.  The improvements are a 1-4 family
               COMMERCIAL                 residence,  2.  The improvements are Legal or Legal non-conforming,  3.  The current use isresidential, 4.  The highest and best use is residential, and 5. The surrounding properties are predominantly residential.
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------- -------------------------------------------------------------------
AAMES HOME LOAN                         "SUPER AIM" PROGRAM                     UNDERWRITING GUIDELINE SUMMARY
--------------------------------------------------------------- -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               LEASEHOLD                  Aames will fund mortgages that are secured by leasehold estates in areas in which leaseholds have received market acceptance. The mortgage must cover the property improvements and the mortgagor's leasehold interest in the land. The leasehold estate and the Improvement must constitute real property, be subject to the mortgage lien and be insured by the lender's title policy.
                                              o   The term of the leasehold should extend five years beyond the maturity date of the mortgage. (does not apply to conversion to fee simple).
                                              o   The leasehold must be assignable or transferable.
                                              o   The lease can not contain any default provisions allowing for forfeiture or termination, except for nonpayment of lease rents.
                                              o   The lease must guarantee the right of the mortgagee to receive notice of any default by the borrower and to cure the default.
                                              o   The lease must also include provisions to protect the mortgagee's interests in the event of property condemnation.
                                              o   The lease and any sublease must be recorded in the appropriate public land records.
                                              o   For sublease hold mortgages, the sublease payments are at least equal to the amount of the lease payments. The sublease payments are not due less frequently than the lease payments.
                                              o   An increase in lease or sublease payments during the term of the mortgage and within five years after the maturity date of the mortgage is permitted only if the increase is an identified amount at a specified time
                                                  period. Increases must be subject to maximum limitations and must be reasonable.
                                          The underwriter must establish:
                                              o   The lease is valid, in good standing and conforms to all of Aames' requirements for leasehold estates.
                                              o   All rents and other payments that have become due are current.
----------------------------------------------------------------------------------------------------------------------------------
          SELLER RESTRICTIONS             No purchase transactions where the seller is a private corporation.  Exceptions may be made for nationally known Financial Institutions or Government Agencies (HUD, VA etc.)
                                          who acquired the property through foreclosure or similar proceedings.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------